UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900 (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Proposed Notes Offering

On June 13, 2016, Cott Corporation (the “Company”) issued a press release announcing that its wholly owned subsidiary, Cott Finance Corporation (the “Escrow Issuer”), intends to offer, subject to market and other customary conditions, up to €450 million in aggregate principal amount of senior notes due 2024 (the “notes”) in a private offering. The notes are being issued in connection with the previously announced acquisition (the “Eden Acquisition”) of Hydra Dutch Holdings 1 B.V. (“Eden Holdings”) by Carbon Acquisition Co B.V., a wholly owned subsidiary of the Company, pursuant to that certain Share Purchase Agreement, dated as of June 7, 2016, by and among Carbon Acquisition Co B.V., as the purchaser, the Company, as the purchaser’s guarantor, and Hydra Luxembourg Holdings S.à.r.l., as the seller. The Escrow Issuer has been declared an unrestricted subsidiary under the Indentures governing Cott Beverages Inc.’s 5.375% Senior Notes due 2022 and its 6.75% Senior Notes due 2020, as well as DS Services of America, Inc.’s 10.000% Senior Notes due 2021. Each of Cott Beverages Inc. and DS Services of America, Inc. is a wholly owned subsidiary of Cott Corporation.

Unless the Eden Acquisition has occurred at or prior to the consummation of the notes offering, the gross proceeds of the notes will be deposited into an escrow account together with an amount sufficient to fund a special mandatory redemption of the notes. Prior to the release of the gross proceeds from escrow, the notes will be secured by a first-priority security interest in the escrow account and all deposits and investment property therein. The release of the gross proceeds from escrow will be subject to the satisfaction of certain escrow release conditions, including the consummation of the Eden Acquisition. Prior to the satisfaction of the escrow release conditions, the notes will not be guaranteed. Substantially simultaneously with the Eden Acquisition, the Escrow Issuer will amalgamate with the Company and the Company will assume all of the obligations of the Escrow Issuer under the notes. Following the satisfaction of the escrow release conditions, the notes will be fully and unconditionally guaranteed on a senior, unsecured basis by the Company’s existing and future subsidiaries that guarantee the obligations under the Company’s existing asset based lending (“ABL”) credit facility. It is anticipated that if the Eden Acquisition does not occur on or before October 31, 2016, the notes will be redeemed by a special mandatory redemption.

The Company intends to use the net proceeds from the notes offering to finance a portion of the purchase price payable with respect to the Eden Acquisition, to repay a portion of certain of the outstanding indebtedness of Eden (as defined below) and its subsidiaries and to pay certain related fees and expenses.

The notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act and, if investors are residents of a member state of the European Economic Area, only to qualified investors. This Current Report on Form 8-K (“Current Report”) does not constitute an offer to sell or the solicitation of an offer to buy the notes. Any offers of the notes will be made only by means of a private offering memorandum. The notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

The press release, relating to the notes offering, is attached hereto as Exhibit 99.1.

Financial Information

In connection with the notes offering, the Company provided potential investors with unaudited pro forma condensed combined financial information consisting of unaudited pro forma condensed combined statements of operations for the three months ended April 2, 2016, the twelve months ended April 2, 2016 and the year ended January 2, 2016 and an unaudited pro forma condensed combined balance sheet as of April 2, 2016. The unaudited pro forma condensed combined financial information is derived from the historical financial statements of the Company and Hydra Dutch Holdings 2 B.V. (“Eden”), a wholly owned subsidiary of Eden Holdings, adjusted to give effect to the consummation of the Eden Acquisition, the repayment of certain of Eden’s and its subsidiaries’ outstanding indebtedness, the issuance of the notes and the use of proceeds therefrom, additional borrowings under the Company’s ABL credit facility in the amount of approximately $71 million and the payment of certain related fees and expenses (collectively, the “Transactions”). The unaudited pro forma condensed combined balance sheet as of April 2, 2016 gives effect to the Transactions as if they had occurred on April 2, 2016. The unaudited pro forma condensed combined statement of operations data for the three months ended April 2, 2016, the twelve months ended April 2, 2016 and the year ended January 2, 2016 assume that the Transactions were consummated on January 4, 2015. Eden Holdings does not have any material assets or operation other than its direct ownership of 100% of the capital stock of Eden.

The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the pro forma condensed combined financial information is not intended to represent and does not purport to be indicative of what the Company’s financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the pro forma condensed combined financial information does not purport to project the future financial condition and results of operations of the Company. The actual results of the Company may differ significantly from those reflected in the pro forma condensed combined financial information.

The (i) unaudited pro forma condensed combined financial information as of and for the three months ended April 2, 2016, for the twelve months ended April 2, 2016 and for the year ended January 2, 2016; (ii) Eden’s audited consolidated financial statements as of and for the years ended December 31, 2015 and 2014; (iii) Eden’s audited consolidated financial statements as of and for the year ended 2013; (iv) Eden’s unaudited condensed consolidated financial statements as of March 31, 2016 and for the three months ended March 31, 2016 and 2015, are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively.

Other Information

Certain sections of the preliminary offering memorandum related to the notes are “furnished” as Exhibit 99.6 hereto.

In connection with the notes offering, management will be making roadshow presentations to potential investors. Certain slides that will be used in making such presentations are attached hereto as Exhibit 99.7.

The financial information of the Company included in the preliminary offering memorandum and the roadshow presentation has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The financial information of Eden included therein has been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and not GAAP. The financial information in the preliminary offering memorandum and the roadshow presentation includes certain “non-GAAP financial measures” and “non-IFRS financial measures,” that is, financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with GAAP or IFRS, as applicable. Reconciliations of such non-GAAP financial measures and non-IFRS financial measures to the comparable measures calculated and presented in accordance with GAAP or IFRS, as applicable, are contained in the reconciliation tables included in the offering memorandum and in the roadshow presentation.

The information “furnished” pursuant to this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, and it shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, but not limited to, statements regarding the proposed Eden Acquisition, the note offering and our intention to finance the Eden Acquisition with the net proceeds of the note offering. Forward-looking statements involve inherent risks and uncertainties, many of which are beyond the Company’s control. The Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate. Factors that could cause actual results to differ materially from those described in this Current Report include those risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the SEC. The Company does not undertake to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation dated June 13, 2016.

99.2	Unaudited pro forma condensed combined financial statements as of and for the three months ended April 2, 2016, for the twelve months ended April 2, 2016 and for the year ended January 2, 2016.

99.3	Audited consolidated financial statements of Hydra Dutch Holdings 2 B.V. as of and for the years ended December 31, 2015 and 2014.

99.4	Audited consolidated financial statements of Hydra Dutch Holdings 2 B.V. as of and for the year ended December 31, 2013.

99.5	Unaudited condensed consolidated financial statements of Hydra Dutch Holdings 2 B.V. as of and for the three months ended March 31, 2016.

99.6	Certain sections of the preliminary offering memorandum related to the notes.

99.7	Certain slides from the roadshow presentation in connection with the notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation (Registrant)

June 13, 2016	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cott Corporation dated June 13, 2016.

99.2	Unaudited pro forma condensed combined financial statements as of and for the three months ended April 2, 2016, for the twelve months ended April 2, 2016 and for the year ended January 2, 2016.

99.3	Audited consolidated financial statements of Hydra Dutch Holdings 2 B.V. as of and for the years ended December 31, 2015 and 2014.

99.4	Audited consolidated financial statements of Hydra Dutch Holdings 2 B.V. as of and for the year ended December 31, 2013.

99.5	Unaudited condensed consolidated financial statements of Hydra Dutch Holdings 2 B.V. as of and for the three months ended March 31, 2016.

99.6	Certain sections of the preliminary offering memorandum related to the notes.

99.7	Certain slides from the roadshow presentation in connection with the notes offering.